                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                          JULY 1, 2002 (JUNE 30, 2002)



                            PEROT SYSTEMS CORPORATION
                            -------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


   DELAWARE                   0-22495                   75-2230700
   --------                   -------                   ----------

(STATE OR OTHER           (COMMISSION FILE             (IRS EMPLOYER
 JURISDICTION OF               NUMBER)              IDENTIFICATION NO.)
 INCORPORATION)



                               2300 PLANO PARKWAY
                               PLANO, TEXAS 75075
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                 (972) 577-0000

ITEM 7.    EXHIBITS

ITEM 9.    REGULATION FD DISCLOSURE.

         On June 30, 2002, Perot Systems Corporation, a Delaware corporation ("PSC"), issued a press release. The press release is filed herewith as Exhibit
99.152. In connection with the subject matter of the press release, certain documents are filed herewith as Exhibits 99.153 - 99.528.

         Except for the press statement included as Exhibit 99.152 and a document received by Perot Systems from Policy Assessment Corporation after June 5, 2002, the exhibits to this Form 8-K are documents that are being produced in response to a subpoena from the Attorney General of the State of California (the "Attorney General"), copies of which documents are also being provided to the California State Senate Committee (the "Committee") investigating the California energy markets. Perot Systems has also provided a document received by Perot Systems from Policy Assessment Corporation to the Attorney General and the Committee.

         The filed documents do not constitute all of the documents that Perot Systems is providing to the Attorney General and the Committee. Perot Systems is not including in this filing documents that contain employee or client confidential information.

         Perot Systems' efforts to locate and produce documents related to this matter are ongoing and, as a result, Perot Systems may discover other documents important to an understanding of this matter from time to time in the future.

         The filed documents include drafts and other preliminary materials. In some cases, Perot Systems is not certain whether a document was authored by its representative, or finalized, or transmitted to the addressee or another possible recipient.

         The electronic versions of certain documents that were produced for the Attorney General and the Committee contain a code that automatically changes the date shown in the document. Therefore, the dates included in the versions of these documents filed with this Form 8-K (as well as the copies produced for the Attorney General and the Committee) reflect the date that the document was printed for production to the Attorney General and Committee and not the actual date of the document.

         In certain documents, Perot Systems has omitted graphics and formulas that did not translate well into an accepted form for this filing. These graphics and formulas can be viewed in the image files available at http://access.perotsystems.com.

         Documents identified as a "PSC Document" in the Index to Exhibits were located in Perot Systems' records. The document identified as a "PSC-PAC Document" was provided to Perot Systems by Policy Assessment Corporation after the issuance of the California Attorney General's subpoena.

         Perot Systems disclaims any obligation to update the information included in this Form 8-K or to file any documents that may subsequently be produced to the Attorney General and the Committee.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Dated: July 1, 2002                  PEROT SYSTEMS CORPORATION



                                           By:      /s/ Rex Mills
                                              ----------------------------------
                                                        Rex Mills
                                                        Assistant Secretary

                                INDEX TO EXHIBITS


   Exhibit
   Number                Description
   -------               -----------
   99.152       Press Release dated June 30, 2002.

   99.153       PSC Document 129

   99.154       PSC Document 130

   99.155       PSC Document 131

   99.156       PSC Document 132

   99.157       PSC Document 133

   99.158       PSC Document 134

   99.159       PSC Document 135

   99.160       PSC Document 136

   99.161       PSC Document 137

   99.162       PSC Document 138

   99.163       PSC Document 139

   99.164       PSC Document 140

   99.165       PSC Document 141

   99.166       PSC Document 142

   99.167       (Exhibit Number Not Used)

   99.168       PSC Document 144

   99.169       PSC Document 145

   99.170       PSC Document 146

   99.171       PSC Document 147

   99.172       PSC Document 148

   99.173       PSC Document 149

   99.174       PSC Document 150

   99.175       PSC Document 151

   99.176       PSC Document 152

   99.177       PSC Document 153

   99.178       PSC Document 154

   99.179       PSC Document 155

   99.180       PSC Document 156

   99.181       PSC Document 157

   99.182       PSC Document 158

   99.183       PSC Document 159

   99.184       PSC Document 160

   99.185       PSC Document 161

   99.186       PSC Document 162

   99.187       PSC Document 163

   99.188       PSC Document 164

   99.189       (Exhibit Number Not Used)

   99.190       PSC Document 166

   99.191       PSC Document 167

   Exhibit
   Number                Description
   -------               -----------
   99.192       PSC Document 168

   99.193       PSC Document 169

   99.194       PSC Document 170

   99.195       (Exhibit Number not used)

   99.196       PSC Document 172

   99.197       PSC Document 173

   99.198       PSC Document 174

   99.199       PSC Document 175

   99.200       PSC Document 176

   99.201       PSC Document 177

   99.202       PSC Document 178

   99.203       PSC Document 179

   99.204       PSC Document 180

   99.205       PSC Document 181

   99.206       PSC Document 182

   99.207       PSC Document 183

   99.208       PSC Document 184

   99.209       PSC Document 185

   99.210       PSC Document 186

   99.211       PSC Document 187

   99.212       PSC Document 188

   99.213       PSC Document 189

   99.214       PSC Document 190

   99.215       PSC Document 191

   99.216       PSC Document 192

   99.217       PSC Document 193

   99.218       PSC Document 194

   99.219       PSC Document 195

   99.220       PSC Document 196

   99.221       PSC Document 197

   99.222       PSC Document 198

   99.223       PSC Document 199

   99.224       PSC Document 200

   99.225       PSC Document 201

   99.226       PSC Document 202

   99.227       PSC Document 203

   99.228       PSC Document 204

   99.229       PSC Document 205

   99.230       (Exhibit Number not used)

   99.231       (Exhibit Number not used)

   99.232       (Exhibit Number not used)

   99.233       PSC Document 209

   99.234       PSC Document 210

   99.235       PSC Document 211

   99.236       PSC Document 212

   Exhibit
   Number                Description
   -------               -----------
   99.237       PSC Document 213

   99.238       PSC Document 214

   99.239       PSC Document 215

   99.240       PSC Document 216

   99.241       PSC Document 217

   99.242       PSC Document 218

   99.243       PSC Document 219

   99.244       (Exhibit Number not used)

   99.245       PSC Document 221

   99.246       PSC Document 222

   99.247       PSC Document 223

   99.248       PSC Document 224

   99.249       PSC Document 225

   99.250       PSC Document 226

   99.251       PSC Document 227

   99.252       PSC Document 228

   99.253       PSC Document 229

   99.254       PSC Document 230

   99.255       PSC Document 231

   99.256       PSC Document 232

   99.257       PSC Document 233

   99.258       PSC Document 234

   99.259       PSC Document 235

   99.260       PSC Document 236

   99.261       (Exhibit Number not used)

   99.262       (Exhibit Number not used)

   99.263       PSC Document 239

   99.264       PSC Document 240

   99.265       PSC Document 241

   99.266       PSC Document 242

   99.267       PSC Document 243

   99.268       PSC Document 244

   99.269       PSC Document 245

   99.270       PSC Document 246

   99.271       PSC Document 247

   99.272       PSC Document 248

   99.273       PSC Document 249

   99.274       PSC Document 250

   99.275       PSC Document 251

   99.276       (Exhibit Number not used)

   99.277       PSC Document 253

   99.278       PSC Document 254

   99.279       PSC Document 255

   99.280       PSC Document 256

   99.281       PSC Document 257

   Exhibit
   Number                Description
   -------               -----------
   99.282       PSC Document 258

   99.283       PSC Document 259

   99.284       PSC Document 260

   99.285       PSC Document 261

   99.286       PSC Document 262

   99.287       PSC Document 263

   99.288       PSC Document 264

   99.289       PSC Document 265

   99.290       PSC Document 266

   99.291       PSC Document 267

   99.292       PSC Document 268

   99.293       PSC Document 269

   99.294       PSC Document 270

   99.295       (Exhibit Number not used)

   99.296       PSC Document 272

   99.297       PSC Document 273

   99.298       PSC Document 274

   99.299       PSC Document 275

   99.300       PSC Document 276

   99.301       PSC Document 277

   99.302       PSC Document 278

   99.303       PSC Document 279

   99.304       PSC Document 280

   99.305       PSC Document 281

   99.306       PSC Document 282

   99.307       PSC Document 283

   99.308       PSC Document 284

   99.309       PSC Document 285

   99.310       PSC Document 286

   99.311       (Exhibit Number not used)

   99.312       PSC Document 288

   99.313       PSC Document 289

   99.314       PSC Document 290

   99.315       PSC Document 291

   99.316       PSC Document 292

   99.317       PSC Document 293

   99.318       PSC Document 294

   99.319       PSC Document 295

   99.320       PSC Document 296

   Exhibit
   Number                Description
   -------               -----------
   99.321       PSC Document 297

   99.322       PSC Document 298

   99.323       PSC Document 299

   99.324       PSC Document 300

   99.325       PSC Document 301

   99.326       PSC Document 302

   99.327       PSC Document 303

   99.328       PSC Document 304

   99.329       PSC Document 305

   99.330       PSC Document 306

   99.331       PSC Document 307

   99.332       PSC Document 308

   99.333       PSC Document 309

   99.334       PSC Document 310

   99.335       PSC Document 311

   99.336       PSC Document 312

   99.337       PSC Document 313

   99.338       PSC Document 314

   99.339       PSC Document 315

   99.340       PSC Document 316

   99.341       PSC Document 317

   99.342       PSC Document 318

   99.343       PSC Document 319

   99.344       PSC Document 320

   99.345       PSC Document 321

   99.346       PSC Document 322

   99.347       PSC Document 323

   99.348       PSC Document 324

   99.349       PSC Document 325

   99.350       PSC Document 326

   99.351       (Exhibit Number not used)

   99.352       PSC Document 328

   99.353       PSC Document 329

   99.354       PSC Document 330

   99.355       PSC Document 331

   99.356       PSC Document 332

   99.357       PSC Document 333

   99.358       PSC Document 334

   99.359       PSC Document 335

   99.360       PSC Document 336

   99.361       PSC Document 337

   99.362       PSC Document 338

  *99.363       PSC Document 339

  *99.364       PSC Document 340

   Exhibit
   Number                Description
   -------               -----------
  *99.365       PSC Document 341

  *99.366       PSC Document 342

  *99.367       PSC Document 343

  *99.368       PSC Document 344

  *99.369       PSC Document 345

  *99.370       PSC Document 346

  *99.371       PSC Document 347

  *99.372       PSC Document 348

  *99.373       PSC Document 349

  *99.374       PSC Document 350

  *99.375       PSC Document 351

  *99.376       PSC Document 352

  *99.377       PSC Document 353

  *99.378       PSC Document 354

  *99.379       PSC Document 355

  *99.380       PSC Document 356

  *99.381       PSC Document 357

  *99.382       PSC Document 358

  *99.383       PSC Document 359

  *99.384       PSC Document 360

  *99.385       PSC Document 361

  *99.386       PSC Document 362

  *99.387       PSC Document 363

  *99.388       PSC Document 364

  *99.389       PSC Document 365

  *99.390       PSC Document 366

  *99.391       PSC Document 367

  *99.392       PSC Document 368

  *99.393       PSC Document 369

  *99.394       PSC Document 370

  *99.395       PSC Document 371

  *99.396       PSC Document 372

  *99.397       PSC Document 373

  *99.398       PSC Document 374

  *99.399       PSC Document 375

  *99.400       PSC Document 376

  *99.401       PSC Document 377

  *99.402       PSC Document 378

  *99.403       PSC Document 379

  *99.404       PSC Document 380

  *99.405       PSC Document 381

  *99.406       PSC Document 382

  *99.407       PSC Document 383

  *99.408       PSC Document 384

  *99.409       PSC Document 385

   Exhibit
   Number                Description
   -------               -----------
  *99.410       PSC Document 386

  *99.411       PSC Document 387

  *99.412       PSC Document 388

  *99.413       PSC Document 389

  *99.414       PSC Document 390

  *99.415       PSC Document 391

  *99.416       PSC Document 392

                                INDEX TO EXHIBITS


   Exhibit
   Number                Description
   -------               -----------
  *99.417       PSC Document 393

  *99.418       PSC Document 394

  *99.419       PSC Document 395

  *99.420       PSC Document 396

  *99.421       PSC Document 397

  *99.422       PSC Document 398

  *99.423       PSC Document 399

  *99.424       PSC Document 400

  *99.425       PSC Document 401

  *99.426       PSC Document 402

  *99.427       PSC Document 403

  *99.428       PSC Document 404

  *99.429       PSC Document 405

  *99.430       PSC Document 406

  *99.431       PSC Document 407

  *99.432       PSC Document 408

  *99.433       PSC Document 409

  *99.434       PSC Document 410

  *99.435       PSC Document 411

  *99.436       PSC Document 412

  *99.437       PSC Document 413

  *99.438       PSC Document 414

  *99.439       PSC Document 415

  *99.440       PSC Document 416

  *99.441       PSC Document 417

  *99.442       PSC Document 418

  *99.443       PSC Document 419

  *99.444       PSC Document 420

  *99.445       PSC Document 421

  *99.446       PSC Document 422

  *99.447       PSC Document 423

  *99.448       PSC Document 424

  *99.449       PSC Document 425

  *99.450       PSC Document 426

  *99.451       PSC Document 427

  *99.452       PSC Document 428

  *99.453       PSC Document 429

  *99.454       PSC Document 430

   Exhibit
   Number                Description
   -------               -----------
   *99.455       PSC Document 431

   *99.456       PSC Document 432

   *99.457       PSC Document 433

   *99.458       PSC Document 434

   *99.459       PSC Document 435

   *99.460       PSC Document 436

   *99.461       PSC Document 437

   *99.462       PSC Document 438

   *99.463       PSC Document 439

   *99.464       PSC Document 440

   *99.465       PSC Document 441

   *99.466       PSC Document 442

   *99.466.1     PSC Document 442.1

   *99.467       PSC Document 443

   *99.468       PSC Document 444

   *99.469       PSC Document 445

   *99.469.1     PSC Document 445.1

   *99.470       PSC Document 446

   *99.471       PSC Document 447

   *99.472       PSC Document 448

   *99.473       PSC Document 449

   *99.474       PSC Document 450

   *99.475       PSC Document 451

   *99.476       PSC Document 452

   *99.477       PSC Document 453

   *99.478       PSC Document 454

   *99.479       PSC Document 455

   *99.480       PSC Document 456

   *99.481       PSC Document 457

   *99.482       PSC Document 458

   *99.483       PSC Document 459

   *99.484       PSC Document 460

   *99.485       PSC Document 461

   *99.486       PSC Document 462

   *99.487       PSC Document 463

   *99.488       PSC Document 464

   *99.489       PSC Document 465

   *99.490       PSC Document 466

   *99.491       PSC Document 467

   *99.492       PSC Document 468

   *99.493       PSC Document 469

   *99.494       PSC Document 470

   *99.495       PSC Document 471

   *99.496       PSC Document 472

   *99.497       PSC Document 473

   *99.498       PSC Document 474

   *99.499       PSC Document 475

   Exhibit
   Number                Description
   -------               -----------
  *99.500       PSC Document 476

  *99.501       PSC Document 477

  *99.502       PSC Document 478

  *99.503       PSC Document 479

  *99.504       PSC Document 480

  *99.505       PSC Document 481

  *99.506       PSC Document 482

  *99.507       PSC Document 483

  *99.508       PSC Document 484

  *99.509       PSC Document 485

  *99.510       PSC Document 486

  *99.511       PSC Document 487

  *99.512       PSC Document 488

  *99.513       PSC Document 489

  *99.514       PSC Document 490

  *99.515       (Exhibit Number not used)

  *99.516       PSC Document 492

  *99.517       PSC Document 493

  *99.518       (Exhibit Number not used)

  *99.519       (Exhibit Number not used)

  *99.520       PSC Document 496

  *99.521       PSC Document 497

  *99.522       PSC Document 498

  *99.523       PSC Document 499

  *99.524       PSC Document 500

  *99.525       PSC Document 501

  *99.526       PSC Document 502

  *99.527       PSC Document 503

  *99.528       PSC-PAC Document 22

* To be filed by amendment